Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                         Supplement dated July 22, 2004
                                       to
                          Prospectus dated May 1, 2004
                    for the Preferred Client Variable Annuity


This supplement amends the above-referenced prospectus for the Preferred Client Variable Annuity ("Contract"), offered by Allstate Life Insurance Company, to add a new provision for California purchasers. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

The following section should be added to your prospectus as the last paragraph of the section entitled "Right to Cancel" on page 11.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Cancellation Period allocation of your purchase payment to the variable sub-accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Morgan Stanley Money Market Variable Sub-Account. On the next Valuation Date 40 days after the issue date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.